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                           [LOGO OF EXCELSIOR FUNDS]



                        International Equity Portfolios


                                 ANNUAL REPORT

                                 March 31, 2001

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S INTERNATIONAL EQUITY MARKETS REVIEW.............................    2
ADVISER'S INVESTMENT REVIEWS
 International Fund.......................................................    3
 Latin America Fund.......................................................    4
 Pacific/Asia Fund........................................................    5
 Pan European Fund........................................................    6
 Emerging Markets Fund....................................................    7
STATEMENTS OF ASSETS AND LIABILITIES......................................    8
STATEMENTS OF OPERATIONS..................................................    9
STATEMENTS OF CHANGES IN NET ASSETS.......................................   10
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS................   12
PORTFOLIOS OF INVESTMENTS
 International Fund.......................................................   14
 Latin America Fund.......................................................   17
 Pacific/Asia Fund........................................................   19
 Pan European Fund........................................................   21
 Emerging Markets Fund....................................................   24
NOTES TO FINANCIAL STATEMENTS.............................................   26
INDEPENDENT AUDITORS' REPORT..............................................   33
FEDERAL TAX INFORMATION...................................................   34

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . Initial Purchase and Prospectus Information and Shareholder Services 1-800-
  446-1012 (From overseas, call 617-557-8280)
 . Current Price and Yield Information 1-800-446-1012
 . Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and ex-penses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    Excelsior Funds
    c/o J.P. Morgan Investor Services Co.
    P.O. Box 2798
    Boston, MA 02208-2798

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  The fiscal year ended March 31, 2001 proved to be a highly challenging one in the financial markets. In many respects, as we look back over the fiscal year, financial markets performed as a polar opposite to that of fiscal year 2000.

  Domestically, the effects of several Federal Reserve interest rate hikes in late fiscal 2000 began to impact the economy. Oil prices began to rise. Concerns over slowing corporate earnings growth became a renewed focus of investors. Formerly high-flying technology and growth stocks were brought back to more realistic valuation levels. Internationally, many of these same factors combined with a weak Euro and Yen to further dampen equity performance. On the positive side, the bond market began to rally as investors moved out of equities and into fixed income securities. Finally, as the fiscal year closed, the Federal Reserve began cutting interest rates, reversing the tightening it began the year before. We are cautiously optimistic that this action will prove to be the precursor to a market recovery over the next year.

  During the next year, we will continue our efforts to enhance your investing experience with Excelsior. We are in the process of redesigning our website, excelsiorfunds.com, to provide you with greater servicing options as well as direct access to your account. You will be receiving further information from Excelsior as we approach the rollout of these enhanced services.

  As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you to meet your financial objectives.

                                          Sincerely,

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

                             EXCELSIOR FUNDS, INC.
                 ADVISER'S INTERNATIONAL EQUITY MARKETS REVIEW

-------------------------------------------------------------------------------
In the first quarter of the fiscal year ended March 31, 2001, a sharp correction in the sectors and regions that had led performance in the previous year was largely a result of a global sell-off in technology and telecom shares, and weakness in the Asian markets. At the same time, Euro-zone business confidence was at record levels and its unemployment rates were at eight-year lows.

The European communities continued to grow at a healthy rate during the second fiscal quarter as a weak Euro helped exports. Elsewhere, a reflating economy helped China stand out in Asia while most other countries there fared poorly. International markets in general struggled with high oil prices and a strong U.S. dollar, and fears of an economic slowdown in the U.S. and a slide in the NASDAQ aggravated the situation.

Helped by efforts to stimulate its economy, China was again the one bright spot in Asia in the third fiscal quarter. The area's technology-oriented nations, such as Taiwan and South Korea, suffered the most due to the tech sector's continuing difficulties. In Europe, steel, paper & pulp, and chemicals did relatively well while the Euro finished 20% below its high in spite of a modest recovery. Meanwhile, the U.S. slowdown began to hurt Latin American exports.

The fourth fiscal quarter was another gloomy period for equity markets worldwide. Best performers tended to come from the periphery of the investment world, areas such as China, South Korea, Taiwan, Russia, Thailand and Mexico. Japan, meanwhile, appeared to be finally addressing its banking woes and deflation, and its efforts at corporate restructuring spurred good earnings growth. And after the massive, almost yearlong correction, valuations around the world seemed much lower than in the U.S.

EXCELSIOR FUNDS, INC.                                        INTERNATIONAL FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 2001, the Fund realized a total return of -38.41%* as compared with -25.88%** for the MSCI EAFE Index and -26.82%*** for the MSCI ACWI Free ex USA Index. The fiscal first quarter brought a sharp correction in the sectors and regions that had led performance during the previous year, and Fund performance was impacted accordingly--specifically due to our tech company holdings, though we had trimmed many of these positions earlier to realize profits. We note as well that the negative return was tempered by our positions in defensive sectors (Brambles and AXA, for example). Consistent with our goal to focus on "good businesses" with solid fundamentals, we took advantage of the market setback to initiate positions in high-quality companies that had fallen below historical levels. Growth-style investing was out of favor last year, and disciplined valuation criteria provided little assistance, as did our previous trimming of our top-performing tech positions early in the fiscal year. We would also highlight our underweight of defensives, e.g. food manufacturing and health care, where we could not justify valuations relative to growth, and our absence from European deep cyclicals during the fiscal third quarter. During the latter half of the fiscal year, we added several European mid-cap stocks to the portfolio, as well as to stocks that we felt had been unjustly punished (Sony, for example) and China beneficiaries. Moving into the final quarter, we also began to reduce our longstanding underweight in Japan. We expect a weaker yen, but feel the country is finally addressing its worst economic issues. We further repositioned the portfolio to reflect a more defensive stance. We took advantage of the tech-driven rally in January to sell and trim many holdings that had high valuations, and were able to pick up some truly high-quality companies at attractive valuations.

                                    [GRAPH]


--------------------------------------------
          International Fund+
--------------------------------------------
Average Annual Total Retun Ended on 3/31/01*
--------------------------------------------
  1 year         5 years        10 years
--------------------------------------------
 -38.41%          4.02%           5.15%
--------------------------------------------


                                                            MSCI--ACWI Free ex
Dates:        International Fund      MSCI--EAFE Index**       U.S. Index***
3/31/91           $10,000                 $10,000                $10,000
3/31/92             9,565                   9,199                  9,482
3/31/93            10,717                  10,266                 10,483
3/31/94            12,269                  12,576                 12,993
3/31/95            12,032                  13,341                 13,559
3/31/96            13,606                  14,985                 15,348
3/31/97            14,489                  15,204                 15,882
3/31/98            17,302                  18,034                 18,466
3/31/99            16,752                  19,121                 19,037
3/31/00            26,854                  23,923                 24,535
3/31/01            16,540                  17,731                 17,954

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.
  The above illustration compares a $10,000 investment made in International Fund and broad-based indicies over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indicies do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital International EAFE (Europe, Australia, Asia, Far East) Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
*** Source: Morgan Stanley & Co., Incorporated--Morgan Stanley Capital International All Country World Index Free ex USA is a widely accepted, umanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR FUNDS, INC.                                        LATIN AMERICA FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2001, the Fund realized a total return of -26.11%* versus -21.49%** for the MSCI EMF Latin America Index. Looming over the region for much of the period was anxiety regarding economic conditions in the U.S. and the specter of rising oil prices. Brazil managed to remain relatively strong in this environment, experiencing low inflation, several interest-rate reductions (and one increase), the nation's first budget surplus since 1991 and, in the fiscal third quarter, a debt-rating upgrade by Moody's. As a result, we added several Brazilian banks to the Fund, though we later trimmed our overweighting in banks due to rising uncertainty in the region, mostly in Argentina. That nation suffered from growing economic problems, including anemic GDP growth and a currency that was weak versus the strong U.S. dollar. On the positive side, these issues led Argentina to enact fiscal reforms in the second half of the fiscal year, and those reforms in turn helped it receive a $40 billion rescue package from the IMF. Mexico remained fairly strong in the period, having elected a new President, Vincente Fox, who brought with him an emphasis on democracy, a pro-business orientation and fiscal reform. A consistently strong performer for the Fund during fiscal 2001 was Walmex (Wal-mart de Mexico), a joint U.S.-Mexican venture and one whose chances of success had faced much skepticism. As an oil producer, Mexico also benefited from rising oil prices, but by the same token, pricier oil slowed U.S. trade below the border. The Fund continued to invest in Latin American wireless operators, as wireless penetration is growing in the region and stands poised to become a major provider of Internet connectivity.

                                     [GRAPH]

---------------------------------------------
           Latin America Fund+
---------------------------------------------
Average Annual Total Reutrn Ended on 3/31/01*
---------------------------------------------
1 year   5 years   Since Inception (12/31/92)
---------------------------------------------
-26.11%   -2.35%            0.67%
---------------------------------------------

                     Latin America Fund      MSCI-EMF Latin America Index
12/31/92                   10,000                        10,000
3/31/93                    10,171                        10,480
3/31/94                    13,452                        16,230
3/31/95                     9,353                        11,390
3/31/96                    11,965                        14,210
3/31/97                    15,368                        19,030
3/31/98                    17,527                        21,770
3/31/99                     9,257                        15,908
3/31/00                    14,304                        23,272
3/31/01                    10,569                        18,271

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in Latin America Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
   International EMF Latin America Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of seven Latin American countries. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR FUNDS, INC.                                         PACIFIC/ASIA FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2001, the Fund realized a total return of -41.79%* versus-34.21%** for the MSCI AC Asia Pacific Index. The volatility in the region that began in the Fund's first fiscal quarter and continued throughout most of the fiscal year can be traced, in large part, to problems experienced worldwide, but especially throughout the U.S., in the technology sector. We began the fiscal year believing that those difficulties would diminish fairly soon, but that was not the case. As a result, our decision to become more selective in the sector was somewhat delayed. Conditions were made more complex by rising oil prices throughout the fiscal year and, beginning in the fiscal third quarter, a weakening Yen, whose decline then undermined other currencies in the region. One of the few areas of strength was China, which continues to show consistent GDP growth of 5-7%. For that reason, we increased our exposure to companies whose primary business is in Mainland China -- though we largely steered clear of those in the technology-media-telecommunications sectors. We also moved into stocks that we consider being somewhat more defensive. We did this because we expect volatility in the Asia-Pacific region to continue; at least until the U.S. economy becomes more settled.

                                  [GRAPH]

---------------------------------------------
           Pacific Asia Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/01*
---------------------------------------------
1 year    5 years  Since Inception (12/31/92)
---------------------------------------------
-41.79%    -5.36%         2.70%
---------------------------------------------

                    Pacific/Asia Fund       MSCI-AC Asia Pacific Index
12/31/92                 10,000                       10,000
3/31/93                  10,771                       11,700
3/31/94                  14,876                       14,760
3/31/95                  14,000                       15,280
3/31/96                  16,911                       16,060
3/31/97                  15,623                       13,360
3/31/98                  11,317                       11,120
3/31/99                  11,899                       12,054
3/31/00                  21,422                       17,496
3/31/01                  12,459                       11,511

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.
  The above illustration compares a $10,000 investment made in Pacific/Asia Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital International All Country Asia Pacific Index is a widely accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 developed and emerging market Pacific Basin countries. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR FUNDS, INC.                                         PAN EUROPEAN FUND
-------------------------------------------------------------------------------

For the twelve months ended March 31, 2001, the Fund realized a total return of -34.77%* versus-22.68%** the MSCI Europe Index. The European markets in general declined throughout the fiscal year, growing more volatile with each successive quarter. The reasons? The global technology stock meltdown, high energy prices, a weak euro--all of these were factors. Accordingly, the Fund's performance suffered for its technology, media, and telecommunications hold-ings, as well as (in the fiscal fourth quarter) several of its insurance stock holdings. Nevertheless, given this challenging backdrop, our goal for the Fund was to maintain investment discipline. Although we did reduce our technology weightings somewhat for risk control reasons, we continued to maintain posi-tions in what we believe are several high-quality companies in which we have a high level of conviction. We also began to add several mid-cap stocks, an area which we increasingly viewed as attractive in terms of low valuations relative to growth. Overall, though, our goal was to maintain thorough portfolio diver-sification. Although the year came to a disappointing close, we believed--and continue to believe--that Europe remains an excellent investment environment, especially when compared with a slowing US environment.


                                   [GRAPH]

---------------------------------------------
             Pan European Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/01*
---------------------------------------------
1 year    5 years  Since Inception (12/31/92)
---------------------------------------------
-34.77%    7.72%           9.19%
---------------------------------------------

                  Pan European Fund       MSCI-Europe Index
12/31/92               10,000                   10,000
3/31/93                10,486                   10,650
3/31/94                11,540                   12,740
3/31/95                12,039                   13,640
3/31/96                14,236                   16,200
3/31/97                17,618                   19,840
3/31/98                24,318                   28,170
3/31/99                22,169                   29,463
3/31/00                31,651                   34,914
3/31/01                20,646                   26,996

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in Pan European Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
   International Europe Index is a widely accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 European countries. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

EXCELSIOR FUNDS, INC.                                     EMERGING MARKETS FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2001, the Fund realized a total return of -39.73%* versus -35.95%** for the MSCI EMF (Emerging Markets Free) Index. In general, the Fund was hurt most by serious volatility in the technology-media-telecommunications (TMT) sectors, a condition that affected much of the world. As a result, we started to reduce our TMT exposure in the fiscal first quarter. We increased the Fund's holdings of Russian stocks threefold early on, due to their liquidity and to rising oil prices, which tend to help Russia as an oil producer. This heavy weighting proved difficult, however, following the Russian sub tragedy, which weakened confidence in the government and helped push the market down 18% in September 2000. Russia later surprised on the upside after it produced a credible budget. Much of Asia suffered in the 12 months, a result of TMT volatility. Of particular note, weak DRAM prices helped push Korea down 29% in the fiscal second quarter. China benefited the Fund throughout the fiscal year, largely because of the rapid pace of liberalization and reform accompanying the nation's preparation for entry into the WTO. In Latin America, Brazil continued to improve economically, and Mexico gained a new President. But because of overall difficulties in the region and elsewhere, these normally positive moves had little effect on the Fund's performance.


                                   [GRAPH]

---------------------------------------------
           Emerging Markets Fund+
---------------------------------------------
Average Annual Total Return Ended on 3/31/01*
---------------------------------------------
   1 year        Since Inception (1/2/98)
---------------------------------------------
  -39.73%               -12.52%
---------------------------------------------

                   Emerging Markets           MSCI-EMF (Emerging
                        Fund                 Markets Free) Index
1/2/98                 10,000                       10,000
3/31/98                 9,986                       10,620
9/30/98                 5,360                        6,328
3/31/99                 5,879                        8,396
9/30/99                 6,183                        9,906
3/31/00                10,745                       12,729
9/30/00                 7,704                        9,948
3/31/01                 6,476                        8,152

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in Emerging Markets Fund and a broad-based index since 1/2/98 (inception date). For comparative purposes, the value of the index on 12/31/97 is used as the beginning value on 1/2/98. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital International EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

Excelsior Funds, Inc.
Statements of Assets and Liabilities
March 31, 2001

                                                               Latin                        Pan        Emerging
                                             International    America    Pacific/Asia     European      Markets
                                                 Fund          Fund          Fund           Fund         Fund
                                             -------------  -----------  ------------   ------------  -----------
  ASSETS:
   Investments, at cost -- see accompanying
    portfolios.............................  $347,172,125   $23,378,539  $38,867,602    $124,954,561  $13,739,709
                                             ============   ===========  ===========    ============  ===========
   Investments, at value (Note 1)..........  $292,077,444   $22,143,645  $31,094,466    $109,470,464  $12,277,176
   Foreign currency (cost $6,671, $0, $0,
    $0, and $312, respectively)............        10,504           --           --              --           283
   Cash....................................       324,358         1,134          --           69,337          150
   Dividends receivable....................       490,235        80,337       49,492         126,016       32,902
   Interest receivable.....................        40,315         3,842           46          10,563          262
   Receivable for investments sold.........       559,770           --     1,424,291             --           --
   Receivable for fund shares sold.........    11,427,253           413      508,478       2,332,633          500
   Receivable from investment adviser......           --            --           --              --         1,665
   Withholding tax receivable..............       109,498           --           --           79,326          --
   Prepaid expenses........................         5,971           847        1,088           2,256          --
   Unamortized organization costs (Note 5).           --            --           --              --        13,697
                                             ------------   -----------  -----------    ------------  -----------
   Total Assets............................   305,045,348    22,230,218   33,077,861     112,090,595   12,326,635
  LIABILITIES:
   Payable for investments purchased.......     1,914,876           --           --              --           --
   Payable for fund shares redeemed........       521,130         9,952      125,926         245,189          --
   Investment advisory fees payable
    (Note 2)...............................       188,787         6,382        8,786          88,718          --
   Administration fees payable (Note 2)....        52,202         3,900        4,150          14,372        2,116
   Administrative servicing fees payable
    (Note 2)...............................        78,749         6,761       10,508          19,899        3,699
   Directors' fees payable (Note 2)........           --          4,725          253             722           65
   Foreign taxes payable...................       140,489           --           --              --         2,019
   Due to custodian bank...................           --            --       896,874             --           --
   Accrued expenses and other payables.....        82,201        26,286       36,037          61,732       61,149
                                             ------------   -----------  -----------    ------------  -----------
   Total Liabilities.......................     2,978,434        58,006    1,082,534         430,632       69,048
                                             ------------   -----------  -----------    ------------  -----------
  NET ASSETS...............................  $302,066,914   $22,172,212  $31,995,327    $111,659,963  $12,257,587
                                             ============   ===========  ===========    ============  ===========
  NET ASSETS consist of:
   Undistributed (distributions in excess
    of) net investment income..............  $ (1,048,135)  $   390,932  $  (245,276)   $        --   $       --
   Accumulated net realized gain (loss) on
    investments and foreign currency
    translations...........................    12,802,531   (30,779,239) (20,160,872)      6,092,927   (2,926,283)
   Unrealized appreciation/depreciation of
    investments and foreign currency
    translations...........................   (55,258,431)   (1,236,279)  (7,775,890)    (15,490,352)  (1,463,127)
   Par value (Note 4)......................        25,710         4,171        4,856          11,827        2,766
   Paid-in capital in excess of par value..   345,545,239    53,792,627   60,172,509     121,045,561   16,644,231
                                             ------------   -----------  -----------    ------------  -----------
  Total Net Assets.........................  $302,066,914   $22,172,212  $31,995,327    $111,659,963  $12,257,587
                                             ============   ===========  ===========    ============  ===========
   Shares of Common Stock Outstanding (Note
    4).....................................    25,710,386     4,171,086    4,855,733      11,827,342    2,766,217
  NET ASSET VALUE PER SHARE................        $11.75         $5.32        $6.59           $9.44        $4.43
                                             ============   ===========  ===========    ============  ===========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Operations
Year Ended March 31, 2001

                                                         Latin                                  Emerging
                                       International    America    Pacific/Asia  Pan European    Markets
                                           Fund          Fund          Fund          Fund         Fund
                                       -------------  -----------  ------------  ------------  -----------
  INVESTMENT INCOME:
   Dividend income...................  $   3,585,048  $   704,505  $    522,466  $  1,670,261  $   145,161
   Interest income...................      1,272,017       69,488        62,420       247,373       57,405
   Less: Foreign taxes withheld......       (324,456)     (11,550)      (51,538)     (174,898)      (8,486)
                                       -------------  -----------  ------------  ------------  -----------
    Total Income.....................      4,532,609      762,443       533,348     1,742,736      194,080
  EXPENSES:
   Investment advisory fees (Note 2).      4,061,210      201,562       613,533     1,571,653      162,984
   Administration fees (Note 2)......        812,242       40,284       122,707       314,331       26,077
   Custodian fees....................        612,004       37,040        93,978       235,748       26,357
   Administrative servicing fees
    (Note 2).........................        527,577       42,918        81,677       126,401       13,693
   Shareholder servicing agent fees..         67,331       37,677        54,927        68,512       16,491
   Legal and audit fees..............         44,582        1,927        13,869        16,381        1,420
   Shareholder reports...............         39,306        1,670        10,872        21,084        1,533
   Registration and filing fees......         20,569       20,391        29,344        21,022       12,801
   Directors' fees and expenses
    (Note 2).........................         12,603          678         1,731         5,483          418
   Amortization of organization costs
    (Note 5).........................            --           --            --            --         7,871
   Miscellaneous expenses............         27,643        3,258         6,002         7,517        2,930
                                       -------------  -----------  ------------  ------------  -----------
    Total Expenses...................      6,225,067      387,405     1,028,640     2,388,132      272,575
   Fees waived and reimbursed by
    investment adviser and
    administrators (Note 2)..........       (516,886)     (51,096)     (109,178)     (116,723)     (57,657)
                                       -------------  -----------  ------------  ------------  -----------
    Net Expenses.....................      5,708,181      336,309       919,462     2,271,409      214,918
                                       -------------  -----------  ------------  ------------  -----------
  NET INVESTMENT INCOME (LOSS).......     (1,175,572)     426,134      (386,114)     (528,673)     (20,838)
                                       -------------  -----------  ------------  ------------  -----------
  REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS (Note 1):
   Net realized gain (loss):
    Security transactions............     35,367,545      484,082    (8,443,821)   13,715,223     (323,601)
    Foreign currency transactions....       (135,920)     (15,369)     (159,601)      (50,807)      (7,199)
                                       -------------  -----------  ------------  ------------  -----------
   Total net realized gain (loss)....     35,231,625      468,713    (8,603,422)   13,664,416     (330,800)
   Change in unrealized appreciation/
    depreciation of investments and
    foreign currency translations
    during the year (net of foreign
    tax on unrealized appreciation:
    $140,527, $0, $0, $0 and $0,
    respectively)....................   (218,802,260)  (7,947,023)  (24,256,315) (76,157,781)   (6,539,991)
                                       -------------  -----------  ------------  ------------  -----------
  Net realized and unrealized loss on
   investments and foreign currency
   transactions......................   (183,570,635)  (7,478,310)  (32,859,737)  (62,493,365)  (6,870,791)
                                       -------------  -----------  ------------  ------------  -----------
  Net decrease in net assets
   resulting from operations.........  $(184,746,207) $(7,052,176) $(33,245,851) $(63,022,038) $(6,891,629)
                                       =============  ===========  ============  ============  ===========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Statements of Changes in Net Assets

                                                Latin                                  Emerging
                              International    America    Pacific/Asia  Pan European    Markets
                                  Fund          Fund          Fund          Fund         Fund
                              -------------  -----------  ------------  ------------  -----------
  Year Ended March 31, 2001
  Net investment income
   (loss)...................  $  (1,175,572) $   426,134  $   (386,114) $   (528,673) $   (20,838)
  Net realized gain (loss)
   on investments and
   foreign currency
   transactions.............     35,231,625      468,713    (8,603,422)   13,664,416     (330,800)
  Change in unrealized
   appreciation/depreciation
   of investments and
   foreign currency
   translations during the
   year.....................   (218,802,260)  (7,947,023)  (24,256,315)  (76,157,781)  (6,539,991)
                              -------------  -----------  ------------  ------------  -----------
  Net decrease in net assets
   resulting from
   operations...............   (184,746,207)  (7,052,176)  (33,245,851)  (63,022,038)  (6,891,629)
  Distributions to
   shareholders:
   From net investment
    income..................     (2,174,943)         --     (2,112,879)     (321,395)         --
   In excess of net
    investment income.......     (1,048,135)         --       (245,276)          --           --
   From net realized gain on
    investments.............    (15,301,894)         --            --    (15,950,550)         --
  Increase (decrease) in net
   assets from fund share
   transactions (Note 4)....     31,565,436    5,513,010   (20,935,316)   (4,470,367)   1,945,892
                              -------------  -----------  ------------  ------------  -----------
  Net decrease in net
   assets...................   (171,705,743)  (1,539,166)  (56,539,322)  (83,764,350)  (4,945,737)
  NET ASSETS:
   Beginning of year........    473,772,657   23,711,378    88,534,649   195,424,313   17,203,324
                              -------------  -----------  ------------  ------------  -----------
   End of year (1)..........  $ 302,066,914  $22,172,212  $ 31,995,327  $111,659,963  $12,257,587
                              =============  ===========  ============  ============  ===========
  (1) Including
    undistributed
    (distributions in excess
    of) net investment
    income of...............  $  (1,048,135) $   390,932  $   (245,276) $        --   $       --
                              =============  ===========  ============  ============  ===========
  Year Ended March 31, 2000
  Net investment income
   (loss)...................  $  (1,035,297) $    74,958  $   (307,060) $   (321,098) $   (57,759)
  Net realized gain (loss)
   on investments and
   foreign currency
   transactions.............     13,193,040     (800,993)   21,372,333    21,220,058       23,698
  Change in unrealized
   appreciation/depreciation
   of investments and
   foreign currency
   translations during the
   year.....................    129,985,158    8,378,112    15,830,629    34,547,142    5,422,564
                              -------------  -----------  ------------  ------------  -----------
  Net increase in net assets
   resulting from
   operations...............    142,142,901    7,652,077    36,895,902    55,446,102    5,388,503
  Distributions to
   shareholders:
   From net investment
    income..................            --      (375,913)          --            --       (39,421)
   From net realized gain on
    investments.............       (752,504)         --            --    (14,333,899)         --
  Increase (decrease) in net
   assets from fund share
   transactions (Note 4)....    130,299,026    2,252,523    23,631,167    (3,523,690)   6,443,462
                              -------------  -----------  ------------  ------------  -----------
  Net increase in net
   assets...................    271,689,423    9,528,687    60,527,069    37,588,513   11,792,544
  NET ASSETS:
   Beginning of year........    202,083,234   14,182,691    28,007,580   157,835,800    5,410,780
                              -------------  -----------  ------------  ------------  -----------
   End of year (2)..........  $ 473,772,657  $23,711,378  $ 88,534,649  $195,424,313  $17,203,324
                              =============  ===========  ============  ============  ===========
 --------
   (2) Including
     undistributed
     (distributions in
     excess of) net
     investment income of...  $      85,542  $  (19,833)  $  (294,023)  $     (1,751) $    (4,244)
                              =============  ===========  ============  ============  ===========
 --------

                       See Notes to Financial Statements

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Excelsior Funds, Inc.
Financial Highlights -- Selected Per Share Data and Ratios

 For a Fund share outstanding throughout each period.

                           Net Asset    Net        Net Realized             Dividends    Dividends     Distributions
                            Value,   Investment   and Unrealized Total From  From Net   in Excess of      From Net
                           Beginning   Income     Gain (Loss) on Investment Investment Net Investment Realized Gain on
                           of Period   (Loss)      Investments   Operations   Income       Income       Investments
                           --------- ----------   -------------- ---------- ---------- -------------- ----------------
  INTERNATIONAL FUND -- (7/21/87*)
   Year Ended March 31,
   1997...................  $10.91     $ 0.09         $ 0.63       $ 0.72     $(0.10)         --           $(0.19)
   1998...................   11.34       0.04           2.11         2.15      (0.02)      $(0.04)          (0.31)
   1999...................   13.00       0.01          (0.42)       (0.41)     (0.03)       (0.04)            --
   2000...................   12.52      (0.03)          7.57         7.54        --           --            (0.04)
   2001...................   20.02      (0.05)         (7.49)       (7.54)     (0.09)       (0.04)          (0.60)
  LATIN AMERICA FUND -- (12/31/92*)
   Year Ended March 31,
   1997...................  $ 7.37     $ 0.05         $ 2.09       $ 2.14     $(0.05)         --              --
   1998...................    9.46       0.10           1.22         1.32      (0.02)         --           $(0.16)
   1999...................   10.60       0.21          (5.29)       (5.08)     (0.18)         --              --
   2000...................    4.77       0.03           2.53         2.56      (0.13)         --              --
   2001...................    7.20       0.10          (1.98)       (1.88)       --           --              --
  PACIFIC/ASIA FUND -- (12/31/92*)
   Year Ended March 31,
   1997...................  $ 9.78     $ 0.07         $(0.53)      $(0.46)    $(0.07)         --           $(0.16)
   1998...................    9.09       0.01          (2.52)       (2.51)     (0.01)      $(0.05)            --
   1999...................    6.52        -- (6)        0.29         0.29      (0.09)       (0.11)            --
   2000...................    6.61       0.02           5.26         5.28        --           --              --
   2001...................   11.89      (0.06)(6)      (4.88)(6)    (4.94)     (0.32)       (0.04)            --
  PAN EUROPEAN FUND -- (12/31/92*)
   Year Ended March 31,
   1997...................  $ 9.19     $ 0.11         $ 2.01       $ 2.12     $(0.10)         --           $(0.27)
   1998...................   10.94      (0.01)          4.01         4.00        --           --            (0.81)
   1999...................   14.13        --           (1.26)       (1.26)       --           --            (0.48)
   2000...................   12.39      (0.03)          4.90         4.87        --           --            (1.30)
   2001...................   15.96      (0.05)         (5.12)       (5.17)     (0.03)         --            (1.32)
  EMERGING MARKETS FUND -- (01/02/98*)
   Period Ended March 31,
    1998                    $ 7.00        --             --           --         --           --              --
   Year Ended March 31,
   1999...................    7.00     $ 0.07         $(2.95)      $(2.88)    $(0.08)         --              --
   2000...................    4.04      (0.02)          3.35         3.33      (0.02)         --              --
   2001...................    7.35      (0.01)         (2.91)       (2.92)       --           --              --

  * Commencement of operations
(1) Annualized
(2) Not Annualized
(3) Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrators.
(4) Amount represents less than $0.01 per share.
(5) The annualized ratio of net operating expenses to average net assets, excluding foreign investment taxes, is 1.65%.
(6) For comparative purposes per share amounts are based on average shares outstanding.
(7) Total returns do not reflect the 2% fee accrued on redemption of shares which was implemented effective June 1, 2000.

                       See Notes to Financial Statements

Distributions
  in Excess                                                  Ratio of Net   Ratio of Gross Ratio of Net
   of Net                                        Net Assets,  Operating       Operating     Investment
Realized Gain  Total     Net Asset                End of      Expenses        Expenses    Income (Loss) Portfolio    Fee
     on       Distri-   Value, End   Total        Period     to Average      to Average    to Average   Turnover   Waivers
 Investments  butions    of Period  Return(7)     (000's)    Net Assets    Net Assets(3)   Net Assets     Rate     (Note 2)
------------ ----------  ---------- ---------   ----------- ------------   -------------- ------------- ---------  --------
      --        $(0.29)     $11.34      6.78 %    $126,815       1.43%           1.51%         0.70 %       116%    $0.01
   $(0.12)       (0.49)      13.00     19.42 %     204,889       1.44%           1.52%         0.32 %        37%     0.01
      --         (0.07)      12.52     (3.18)%     202,083       1.42%           1.52%         0.11 %        50%     0.01
      --         (0.04)      20.02     60.30 %     473,773       1.40%           1.51%        (0.36)%        25%     0.01
      --         (0.73)      11.75    (38.41)%     302,067       1.41%           1.53%        (0.29)%        55%     0.02

      --        $(0.05)     $ 9.46     29.09 %    $ 70,900       1.48%           1.56%         0.50 %        73%    $0.01
      --         (0.18)      10.60     14.05 %      88,696       1.50%           1.60%         0.88 %        77%     0.01
   $(0.57)       (0.75)       4.77    (47.19)%      14,183       1.55%           1.66%         1.63 %        29%     0.01
      --         (0.13)       7.20     54.52 %      23,711       1.64%           1.75%         0.42 %        69%     0.01
      --           --         5.32    (26.11)%      22,172       1.67%           1.92%         2.12 %        16%     0.02

      --        $(0.23)     $ 9.09     (4.80)%    $ 89,945       1.45%           1.52%         0.69 %       126%    $0.01
      --         (0.06)       6.52    (27.56)%      43,808       1.48%           1.57%         0.22 %        52%     0.01
      --         (0.20)       6.61      5.14 %      28,008       1.55%           1.64%         0.01 %        78%     0.01
      --           --        11.89     79.88 %      88,535       1.49%           1.58%        (0.48)%       105%      -- (4)
      --         (0.36)       6.59    (41.79)%      31,995       1.50%           1.68%        (0.63)%        75%     0.02

      --        $(0.37)     $10.94     23.76 %    $121,991       1.45%           1.52%         1.23 %        82%    $0.01
      --         (0.81)      14.13     38.02 %     207,636       1.43%           1.50%        (0.13)%        40%     0.01
      --         (0.48)      12.39     (8.84)%     157,836       1.43%           1.50%         0.04 %        46%     0.01
      --         (1.30)      15.96     42.77 %     195,424       1.43%           1.50%        (0.21)%        46%     0.01
      --         (1.35)       9.44    (34.77)%     111,660       1.45%           1.52%        (0.34)%        43%     0.01

      --           --       $ 7.00     (0.14)%(2)  $ 6,535       1.85%(1)(5)     2.74%(1)      2.33 %(1)       --     --

      --        $(0.08)       4.04    (41.21)%       5,411       1.65%           2.48%         1.93 %        73%    $0.03
      --         (0.02)       7.35     82.77 %      17,203       1.65%           2.03%        (0.60)%        57%     0.01
      --           --         4.43    (39.73)%      12,258       1.65%           2.09%        (0.16)%        30%     0.02

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
International Fund





                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- 92.93%
           AUSTRALIA -- 1.70%
    25,900 +EMTS Technologie AG..................................   $  1,433,084
 5,557,700 ERG Ltd. .............................................      3,715,656
                                                                    ------------
                                                                       5,148,740
                                                                    ------------
           BRAZIL -- 1.29%
   274,700 Banco Bradesco S.A. ADR...............................      1,483,215
   101,100 Petrobras S.A. ADR....................................      2,406,180
                                                                    ------------
                                                                       3,889,395
                                                                    ------------
           CANADA -- 2.36%
   375,500 Bombardier Inc., Class B..............................      5,190,805
   137,096 Nortel Networks Corp. ................................      1,933,428
                                                                    ------------
                                                                       7,124,233
                                                                    ------------
           CHILE -- 0.56%
    40,280 Vina Concha Y Toro S.A. ADR...........................      1,677,662
                                                                    ------------
           CHINA -- 2.39%
   141,123 +China Mobile (Hong Kong) Ltd. ADR....................      3,106,118
   193,400 Huaneng Power International, Inc. ADR.................      4,111,684
                                                                    ------------
                                                                       7,217,802
                                                                    ------------
           DENMARK -- 0.86%
    61,550 Vestas Wind Systems A.S. .............................      2,612,479
                                                                    ------------
           EGYPT -- 0.24%
    49,800 +Egyptian Company for Mobile Services (MobiNil).......        712,483
                                                                    ------------
           FINLAND -- 1.88%
   192,600 Hartwall Oyj Abp......................................      2,794,642
    91,800 Nokia Oyj.............................................      2,196,632
    95,700 Sonera Oyj............................................        690,100
                                                                    ------------
                                                                       5,681,374
                                                                    ------------
           FRANCE -- 15.02%
   218,400 Alstom................................................      5,982,694
    65,487 Axa...................................................      7,250,482
   129,016 Carrefour S.A. .......................................      7,011,616
    53,710 Dassault Systemes S.A. ...............................      2,314,394
   405,300 +Gemplus International S.A. ..........................      2,134,959
    78,450 L'OREAL...............................................      5,305,244
    62,551 Total Fina S.A., Class B..............................      8,443,620
   114,600 Vivendi Universal.....................................      6,938,644
                                                                    ------------
                                                                      45,381,653
                                                                    ------------

                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- (continued)
           GERMANY -- 8.43%
    59,630 Adidas-Salomon AG.....................................   $  3,224,972
    37,700 Allianz AG............................................     10,957,182
    92,600 Bayerische Hypo-und Vereinsbank AG....................      5,008,090
    40,300 +Consors Discount Broker AG...........................        861,187
    24,842 SAP AG................................................      2,829,062
    25,125 Siemens AG............................................      2,585,104
                                                                    ------------
                                                                      25,465,597
                                                                    ------------
           HONG KONG -- 1.31%
 2,539,000 +Li & Fung Ltd. ......................................      3,955,082
                                                                    ------------
           INDIA -- 0.67%
   174,000 Housing Development Finance Corp., Ltd. ..............      2,035,729
                                                                    ------------
           ITALY -- 2.01%
   931,800 ENI S.p.A. ...........................................      6,063,739
                                                                    ------------
           JAPAN -- 13.64%
    89,000 Benesse Corp. ........................................      3,226,179
    46,900 Don Quijote Co., Ltd. ................................      3,127,414
   212,000 Kao Corp. ............................................      5,337,158
    24,800 Kyocera Corp. ........................................      2,250,414
    64,400 Nintendo Co., Ltd. ...................................     10,522,976
       580 NTT Corp. ............................................      3,696,622
       164 NTT DoCoMo, Inc. .....................................      2,848,311
   144,000 Sony Corp. ...........................................     10,210,325
                                                                    ------------
                                                                      41,219,399
                                                                    ------------
           NETHERLANDS -- 1.75%
    91,500 Nutreco Holding N.V. .................................      3,822,089
    58,641 Wolters Kluwer N.V. ..................................      1,469,196
                                                                    ------------
                                                                       5,291,285
                                                                    ------------
           PORTUGAL -- 2.61%
 1,734,895 Banco Comercial Portugues S.A. .......................      7,872,433
                                                                    ------------
           RUSSIA -- 0.81%
    65,700 OAO Lukoil Holding ADR................................      2,444,040
                                                                    ------------
           SINGAPORE -- 4.11%
 1,104,503 Datacraft Asia Ltd. ..................................      5,367,885
   508,000 Sembcorp Logistics Ltd. ..............................      2,055,654
   707,500 United Overseas Bank Ltd. ............................      4,980,737
                                                                    ------------
                                                                      12,404,276
                                                                    ------------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
International Fund -- (continued)




                                                                       Value
  Shares                                                              (Note 1)
  ------                                                            ------------

 COMMON STOCKS -- (continued)
           SOUTH KOREA -- 1.41%
   112,260 Korea Zinc Co., Ltd. .................................   $  1,730,323
    16,190 Samsung Electronics...................................      2,531,970
                                                                    ------------
                                                                       4,262,293
                                                                    ------------
           SPAIN -- 3.92%
   458,225 Banco Bilbao Vizcaya Argentaria S.A. .................      6,225,774
   351,110 Telefonica S.A. ......................................      5,619,538
                                                                    ------------
                                                                      11,845,312
                                                                    ------------
           SWEDEN -- 0.93%
   514,510 Telefonaktiebolaget LM Ericsson, Class B..............      2,800,560
                                                                    ------------
           SWITZERLAND -- 7.16%
       390 Lindt & Spruengli AG..................................      2,137,695
     3,252 Novartis AG (Registered)..............................      5,077,618
       962 Roche Holding AG......................................      6,930,836
    22,830 Zurich Financial Services AG..........................      7,500,346
                                                                    ------------
                                                                      21,646,495
                                                                    ------------
           THAILAND -- 0.86%
   380,400 BEC World Public Co., Ltd. (Foreign)..................      2,029,251
   425,900 Dhipaya Insurance Public Co., Ltd. ...................        553,793
                                                                    ------------
                                                                       2,583,044
                                                                    ------------
           UNITED KINGDOM -- 16.57%
 1,101,700 BAE Systems plc.......................................      4,909,160
   390,180 +Baltimore Technologies plc...........................        494,183
   438,000 +GlaxoSmithKline plc..................................     11,443,058
 3,059,116 Invensys plc..........................................      5,817,213
   111,780 Pearson plc...........................................      1,951,118
 1,466,500 Serco Group plc.......................................      9,677,189
 1,101,102 Shell Transport & Trading
           Co. plc...............................................      8,500,426
 2,646,891 Vodafone AirTouch plc.................................      7,249,492
                                                                    ------------
                                                                      50,041,839
                                                                    ------------
           UNITED STATES -- 0.44%
    72,000 +JDS Uniphase Corp....................................      1,327,500
                                                                    ------------
           TOTAL COMMON STOCKS (Cost $335,799,125)...............    280,704,444
                                                                    ------------

  Principal                                                           Value
   Amount                                                            (Note 1)
  ---------                                                        ------------

 REPURCHASE AGREEMENT -- 3.76%
             UNITED STATES -- 3.76%
 $11,373,000 #Agreement with Chase Securities, Inc. Government
             Dealership 4.90% dated 03/30/01, due 04/02/01 (Cost
             $11,373,000)........................................  $ 11,373,000
                                                                   ------------

TOTAL INVESTMENTS
(Cost $347,172,125*)......................................  96.69% $292,077,444
OTHER ASSETS & LIABILITIES (NET)..........................   3.31     9,989,470
                                                           ------  ------------
NET ASSETS................................................ 100.00% $302,066,914
                                                           ======  ============

--------
*-- For Federal income tax purposes, the tax basis of investments aggregates
    $348,202,420.
+-- Non-income producing
#-- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR-- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
International Fund--(continued)


  At March 31, 2001, sector diversification of the Fund's investment portfolio was as follows:


                                                            % of
                                                            Net       Market
  Sector Diversification (Unaudited)                       Assets     Value
  ----------------------------------                       ------  ------------
  Financials..............................................  18.12% $ 54,728,968
  Consumer Staples........................................  15.73    47,520,299
  Consumer Discretionary..................................  11.38    34,370,779
  Energy..................................................   9.22    27,858,005
  Industrials.............................................   8.45    25,520,726
  Health Care.............................................   6.08    18,373,894
  Utilities...............................................   5.43    16,403,478
  Technology..............................................   5.25    15,856,610
  Telecommunication Services..............................   5.03    15,202,963
  Information Technology..................................   4.81    14,529,654
  Repurchase Agreement....................................   3.77    11,373,000
  Consumer Cyclical.......................................   2.39     7,232,951
  Telecommunications......................................   1.03     3,106,117
                                                           ------  ------------
  Total Investments.......................................  96.69% $292,077,444
  Other Assets and Liabilities (Net)......................   3.31     9,989,470
                                                           ------  ------------
  Net Assets.............................................. 100.00% $302,066,914
                                                           ======  ============

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Latin America Fund




                                                                       Value
   Shares                                                            (Note 1)
 -----------                                                        -----------

 COMMON STOCKS -- 68.50%
             ARGENTINA -- 3.27%
      21,833 Grupo Financiero Galicia S.A. ADR...................   $   328,860
      24,728 Perez Companc S.A. ADR..............................       395,648
                                                                    -----------
                                                                        724,508
                                                                    -----------
             BRAZIL -- 14.11%
      24,542 Cia Vale do Rio Doce................................       560,087
  23,066,500 Companhia Siderurgica Nacional......................       498,658
 339,415,900 Tele Celular Sul Participacoes S.A..................       469,455
      68,200 Tele Centro Oeste Celular Participacoes S.A. ADR....       551,738
      10,210 Telemig Celular Participacoes S.A. ADR..............       408,910
      40,600 Ultrapar Participacoes S.A. ADR.....................       357,280
      13,880 Unibanco--Uniao de Bancos Brasileiros GDR...........       283,152
                                                                    -----------
                                                                      3,129,280
                                                                    -----------
             CHILE -- 5.74%
      33,829 +Cia de Telecomunicaciones de Chile S.A. ADR               446,543
      19,846 Vina Concha Y Toro S.A. ADR.........................       826,586
                                                                    -----------
                                                                      1,273,129
                                                                    -----------
             MEXICO -- 40.75%
      69,110 +America Movil S.A. de C.V. ADR, Series L                1,012,462
      16,956 Cemex S.A de C.V., CPO ADR..........................       364,554
      21,898 Fomento Economico Mexicano S.A. de C.V. ADR.........       777,598
     335,800 Grupo Continental S.A...............................       459,777
     770,075 Grupo Elektra S.A. de C.V. CPO......................       629,544
     893,976 Grupo Financiero Banamex Accival S.A. de C.V., Class
             O...................................................     1,555,971
      35,900 +Grupo Imsa S.A. de C.V. ADR                               244,120
     310,800 +Grupo Televisa S.A. CPO                                   515,049
     150,300 Organizacion Soriana S.A. de C.V., Series B.........       321,845
      69,110 Telefonos de Mexico S.A., ADR, Class L..............     2,179,729
     419,600 Wal-Mart de Mexico S.A. de C.V., Series V...........       973,755
                                                                    -----------
                                                                      9,034,404
                                                                    -----------
             PERU -- 1.87%
      51,158 Credicorp Ltd.......................................       414,380
                                                                    -----------
             UNITED STATES -- 1.21%
      89,400 +StarMedia Network, Inc.............................       268,200
                                                                    -----------

                                                                       Value
   Shares                                                            (Note 1)
 -----------                                                        -----------

 COMMON STOCKS -- (continued)
             VENEZUELA -- 1.55%
      17,700 Compania Anonima Nacional Telefonos de Venezuela ADR   $   344,265
                                                                    -----------
             TOTAL COMMON STOCKS
             (Cost $15,943,841)..................................    15,188,166
                                                                    -----------
 PREFERRED STOCKS -- 23.32%
             BRAZIL -- 23.32%
  54,983,000 Banco Bradesco S.A..................................       296,082
  13,002,800 Banco do Estado de Sao Paulo S.A....................       564,174
   4,488,400 Banco Itau S.A......................................       347,670
  46,481,500 +Brasil Telecom Participacoes S.A...................       363,451
  39,293,000 Eletrobras S.A......................................       715,571
   9,453,000 Eletropaulo Metropolitana...........................       357,331
  53,917,400 Gerdau S.A..........................................       472,305
      63,400 Petrobras S.A.......................................     1,372,936
  28,610,000 Tele Celular Sul Participacoes S.A..................        51,575
  38,957,412 Tele Norte Leste Participacoes S.A..................       628,635
                                                                    -----------
             TOTAL PREFERRED STOCKS
             (Cost $5,648,949)...................................     5,169,730
                                                                    -----------
   No. of
   Rights
 -----------
 RIGHTS -- 0.00%
             BRAZIL -- 0.00%
     553,130 +Brasil Telecom Participacoes S.A. (Cost $0)........             -
                                                                    -----------
  Principal
   Amount
 -----------
 CONVERTIBLE BONDS -- 0.00%
             BRAZIL -- 0.00%
     $45,600 Cia Vale do Rio Doce, Zero Coupon, 07/01/06 (Cost
             $0).................................................             -
                                                                    -----------
 TREASURY BILLS -- 8.05%
             UNITED STATES -- 8.05%
   1,790,000 U.S. Treasury Bill, 4.75%, 04/19/01
             (Cost $1,785,749)...................................     1,785,749
                                                                    -----------

TOTAL INVESTMENTS
(Cost $23,378,539*)........................................  99.87% $22,143,645
OTHER ASSETS & LIABILITIES (NET)...........................   0.13       28,567
                                                            ------  -----------
NET ASSETS................................................. 100.00% $22,172,212
                                                            ======  ===========

--------
* -- For Federal income tax purposes, the tax basis of investments aggregates $23,909,014.
+  -- Non-income producing
ADR-- American Depositary Receipt
GDR-- Global Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Latin America Fund -- (continued)

  At March 31, 2001, sector diversification of the Fund's investment portfolio was as follows:

                                                             % of
                                                             Net      Market
  Sector Diversification (Unaudited)                        Assets     Value
  ----------------------------------                        ------  -----------
  Telecommunication Services...............................  24.55% $ 5,444,302
  Financials...............................................  17.40    3,857,076
  Consumer Discretionary...................................  11.01    2,440,194
  Materials................................................   9.65    2,139,724
  Consumer Staples.........................................   9.31    2,063,961
  Treasury Bills...........................................   8.05    1,785,749
  Energy...................................................   7.80    1,730,216
  Technology...............................................   5.78    1,280,661
  Utilities................................................   4.84    1,072,902
  Capital Goods............................................   1.48      328,860
                                                            ------  -----------
  Total Investments........................................  99.87% $22,143,645
  Other Assets and Liabilities (Net).......................   0.13       28,567
                                                            ------  -----------
  Net Assets............................................... 100.00% $22,172,212
                                                            ======  ===========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Pacific/Asia Fund




                                                                     Value (Note
  Shares                                                                 1)
 ---------                                                           -----------

 COMMON STOCKS -- 97.18%
           AUSTRALIA -- 1.69%
   808,547 ERG Ltd. ..............................................   $   540,562
                                                                     -----------
           CHINA -- 13.45%
 3,590,000 Brilliance China Automotive Holdings, Ltd..............     1,047,110
    32,000 +China Mobile (Hong Kong) Ltd. ADR.....................       704,320
 2,812,000 +China Southern Airlines Co., Ltd. ....................       766,109
    50,200 +CNOOC Ltd. ADR........................................       883,520
    42,530 Huaneng Power International, Inc. ADR..................       904,188
                                                                     -----------
                                                                       4,305,247
                                                                     -----------
           HONG KONG -- 9.38%
   380,300 Asia Satellite Telecommunications Holdings Ltd. .......       680,169
 2,127,200 Cafe de Coral Holdings Ltd. ...........................       920,447
   473,200 Li & Fung Ltd. ........................................       737,119
 6,889,000 +Quality Healthcare Asia Ltd. .........................       662,421
                                                                     -----------
                                                                       3,000,156
                                                                     -----------
           INDIA -- 7.12%
   175,900 +Hero Honda Motors Ltd. ...............................       530,117
   180,200 Hindustan Lever Ltd. ..................................       846,441
    77,000 Housing Development Finance Corp., Ltd. ...............       900,869
                                                                     -----------
                                                                       2,277,427
                                                                     -----------
           INDONESIA -- 2.73%
 3,370,500 PT Ramayana Lestari Sentosa Tbk........................       873,773
                                                                     -----------
           JAPAN -- 35.35%
    26,800 AFLAC, Inc. ...........................................       738,072
    34,650 Arisawa Mfg. Co., Ltd. ................................       772,945
    20,500 Benesse Corp. .........................................       743,109
    10,200 Don Quijote Co., Ltd. .................................       680,163
    28,320 Hokuto Corp. ..........................................       938,585
    50,000 Kao Corp. .............................................     1,258,763
    15,300 Nintendo Co., Ltd. ....................................     2,500,024
    18,000 Nissho Electronics Corp. ..............................       430,210
        94 NTT Corp. .............................................       599,108
        29 NTT DoCoMo, Inc. ......................................       503,665
     6,900 Rohm Co., Ltd. ........................................     1,154,398
    14,000 Sony Corp. ............................................       992,670
                                                                     -----------
                                                                      11,311,712
                                                                     -----------

                                                                       Value
  Shares                                                             (Note 1)
 ---------                                                          -----------

 COMMON STOCKS -- (continued)
           NEW ZEALAND -- 1.37%
   93,400  Baycorp Holdings Ltd. ................................   $   439,954
                                                                    -----------
           PHILIPPINES -- 1.03%
  373,000  ABS-CBN Broadcasting Corp. PDR........................       328,451
                                                                    -----------
           SINGAPORE -- 8.99%
  115,494  Datacraft Asia Ltd. ..................................       561,301
  157,000  Sembcorp Logistics Ltd. ..............................       635,311
  532,800  Singapore Bus Services Ltd. ..........................       475,503
  171,000  United Overseas Bank Ltd. ............................     1,203,825
                                                                    -----------
                                                                      2,875,940
                                                                    -----------
           SOUTH KOREA -- 8.25%
   48,000  +Korea Zinc Co., Ltd. ................................       739,850
   12,147  Samsung Electronics...................................     1,899,681
                                                                    -----------
                                                                      2,639,531
                                                                    -----------
           TAIWAN -- 4.49%
   93,500  Hon Hai Precision Industry Co., Ltd. .................       573,847
  253,200  +Procomp Informatics Co., Ltd.........................       862,040
                                                                    -----------
                                                                      1,435,887
                                                                    -----------
           THAILAND -- 3.33%
   89,000  BEC World Public Co., Ltd.
           (Foreign).............................................       474,772
  409,100  Thai Union Frozen Products Public Co., Ltd. (Foreign).       591,054
                                                                    -----------
                                                                      1,065,826
                                                                    -----------
           TOTAL COMMON STOCKS
           (Cost $38,867,602)....................................    31,094,466
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $38,867,602*).......................................  97.18% $31,094,466
OTHER ASSETS & LIABILITIES (NET)...........................   2.82      900,861
                                                            ------  -----------
NET ASSETS................................................. 100.00% $31,995,327
                                                            ======  ===========

--------
* --For Federal income tax purposes, the tax basis of investments aggregates $39,260,308.
+  --Non-income producing
ADR --American Depositary Receipt
PDR --Philippine Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Pacific/Asia Fund -- (continued)

 At March 31, 2001, sector diversification of the Fund's investment portfolio was as follows:

                                                             % of
                                                             Net      Market
  Sector Diversification (Unaudited)                        Assets     Value
  ----------------------------------                        ------  -----------
  Consumer Discretionary...................................  23.88% $ 7,642,146
  Consumer Staples.........................................  16.31    5,217,710
  Consumer Cyclical........................................  10.26    3,285,290
  Financials...............................................  10.26    3,282,719
  Technology...............................................   9.79    3,133,963
  Industrials..............................................   7.42    2,375,185
  Energy...................................................   5.59    1,787,708
  Information Technology...................................   3.61    1,154,398
  Utilities................................................   3.45    1,102,772
  Raw/Intermediate Materials...............................   2.42      772,945
  Telecommunication Services...............................   2.20      704,320
  Transportation...........................................   1.99      635,310
                                                            ------  -----------
  Total Investments........................................  97.18% $31,094,466
  Other Assets and Liabilities (Net).......................   2.82      900,861
                                                            ------  -----------
  Net Assets............................................... 100.00% $31,995,327
                                                            ======  ===========

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Pan European Fund




                                                                       Value
   Shares                                                             (Note 1)
 -----------                                                        ------------

 COMMON STOCKS -- 97.18%
             AUSTRALIA -- 0.96%
      19,400 +EMTS Technologie AG................................   $  1,073,429
                                                                    ------------
             CROATIA -- 1.35%
     103,850 @Pliva d.d. GDR.....................................      1,101,142
      36,900 Pliva d.d. GDR (Registered).........................        400,365
                                                                    ------------
                                                                       1,501,507
                                                                    ------------
             DENMARK -- 0.98%
      25,800 Vestas Wind Systems A.S.............................      1,095,077
                                                                    ------------
             FINLAND -- 2.49%
      91,800 Hartwall Oyj Abp....................................      1,332,026
      53,840 Nokia Oyj...........................................      1,288,308
      22,600 Sonera Oyj..........................................        162,970
                                                                    ------------
                                                                       2,783,304
                                                                    ------------
             FRANCE -- 20.45%
      56,600 Alstom..............................................      1,550,460
      15,630 Aventis S.A.........................................      1,208,186
      31,672 Axa.................................................      3,506,609
      54,296 Carrefour S.A.......................................      2,950,818
      28,220 Dassault Systemes S.A...............................      1,216,016
     101,100 +Gemplus International S.A..........................        532,554
      59,280 L'OREAL.............................................      4,008,857
      17,020 STMicroelectronics N.V..............................        591,211
      29,547 Total Fina S.A., Class B............................      3,988,484
      54,170 Vivendi Universal...................................      3,279,811
                                                                    ------------
                                                                      22,833,006
                                                                    ------------
             GERMANY -- 12.56%
      56,670 Adidas-Salomon AG...................................      3,064,886
      15,110 Allianz AG..........................................      4,391,592
      41,960 Bayerische Hypo-und Vereinsbank AG..................      2,269,325
      24,300 +Consors Discount Broker AG.........................        519,276
      11,860 SAP AG..............................................      1,350,643
      23,650 Siemens AG..........................................      2,433,342
                                                                    ------------
                                                                      14,029,064
                                                                    ------------
             IRELAND -- 3.51%
     182,346 Irish Continental Group plc.........................        922,041
     274,300 Irish Life & Permanent plc..........................      2,991,118
                                                                    ------------
                                                                       3,913,159
                                                                    ------------
             ITALY -- 5.04%
     471,680 ENI S.p.A. .........................................      3,069,483
     190,300 San Paolo-IMI S.p.A.................................      2,558,777
                                                                    ------------
                                                                       5,628,260
                                                                    ------------

                                                                       Value
   Shares                                                             (Note 1)
 -----------                                                        ------------

 COMMON STOCKS -- (continued)
             NETHERLANDS -- 3.61%
      28,500 Nutreco Holding N.V.................................   $  1,190,487
     113,442 Wolters Kluwer N.V..................................      2,842,185
                                                                    ------------
                                                                       4,032,672
                                                                    ------------
             POLAND -- 1.08%
     180,206 +Elektrim Spolka Akcyjna S.A........................      1,203,725
                                                                    ------------
             PORTUGAL -- 3.16%
     778,210 Banco Comercial Portugues S.A.......................      3,531,283
                                                                    ------------
             RUSSIA -- 1.46%
     152,200 Surgutneftegaz ADR..................................      1,624,735
                                                                    ------------
             SPAIN -- 5.94%
     234,130 Banco Bilbao Vizcaya Argentaria S.A. ...............      3,181,058
     215,780 Telefonica S.A. ....................................      3,453,573
                                                                    ------------
                                                                       6,634,631
                                                                    ------------
             SWEDEN -- 2.66%
      41,650 Nobel Biocare AB....................................      1,424,446
     284,220 Telefonaktiebolaget LM Ericsson AB, Class B.........      1,547,055
                                                                    ------------
                                                                       2,971,501
                                                                    ------------
             SWITZERLAND -- 8.08%
       9,920 +Logitech International S.A. .......................      2,275,597
         439 Roche Holding AG....................................      3,162,824
      10,920 Zurich Financial Services AG........................      3,587,550
                                                                    ------------
                                                                       9,025,971
                                                                    ------------
             TURKEY -- 0.45%
 192,800,000 +Dogan Yayin Holding A.S. ..........................        496,460
                                                                    ------------
             UNITED KINGDOM -- 23.40%
     454,190 BAE Systems plc.....................................      2,023,865
     100,110 +Baltimore Technologies plc.........................        126,794
     611,110 Capita Group plc....................................      4,145,353
     175,000 +GlaxoSmithKline plc................................      4,571,998
   1,530,063 Invensys plc........................................      2,909,567
     602,810 Serco Group plc.....................................      3,977,843
     646,955 Shell Transport & Trading Co. plc...................      4,994,444
   1,234,018 Vodafone AirTouch plc...............................      3,379,816
                                                                    ------------
                                                                      26,129,680
                                                                    ------------
             TOTAL COMMON STOCKS
             (Cost $123,991,561).................................    108,507,464
                                                                    ------------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Pan European Fund -- (continued)



 Principal                                                            Value
  Amount                                                             (Note 1)
 ---------                                                         ------------

 REPURCHASE AGREEMENT -- 0.86%
           UNITED STATES -- 0.86%
 $963,000  # Agreement with Chase Securities, Inc. Government
            Dealership 4.90%, dated 03/30/01, due 04/02/01 (Cost
            $963,000)...........................................   $    963,000
                                                                   ------------

TOTAL INVESTMENTS
 (Cost $124,954,561*).....................................  98.04% $109,470,464
OTHER ASSETS & LIABILITIES (NET)..........................   1.96     2,189,499
                                                           ------  ------------
NET ASSETS................................................ 100.00% $111,659,963
                                                           ======  ============

--------
*  -- Aggregate cost for Federal tax and book purposes.
+  -- Non-income producing
@ -- Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001 this security amounted to $1,101,142 or 0.99% of net assets.
# -The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR-- American Depositary Receipt
GDR-- Global Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Pan European Fund -- (continued)

  At March 31, 2001, sector diversification of the Fund's investment portfolio was a follows:

                                                            % of
                                                            Net       Market
  Sector Diversification (Unaudited)                       Assets     Value
  ----------------------------------                       ------  ------------
  Financials..............................................  22.80% $ 25,457,750
  Industrials.............................................  13.96    15,591,870
  Energy..................................................  13.23    14,772,223
  Health Care.............................................   9.35    10,444,516
  Consumer Staples........................................   6.82     7,610,208
  Information Technology..................................   5.48     6,120,027
  Consumer Cyclical.......................................   5.23     5,836,943
  Consumer Discretionary..................................   5.19     5,793,003
  Capital Goods...........................................   4.33     4,830,271
  Utilities...............................................   4.13     4,616,215
  Technology..............................................   3.57     3,980,865
  Telecommunication Services..............................   3.09     3,453,573
  Repurchase Agreement....................................   0.86       963,000
                                                           ------  ------------
  Total Investments.......................................  98.04% $109,470,464
  Other Assets and Liabilities (Net)......................   1.96     2,189,499
                                                           ------  ------------
  Net Assets.............................................. 100.00% $111,659,963
                                                           ======  ============

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Emerging Markets Fund




                                                                     Value (Note
  Shares                                                                 1)
 ---------                                                           -----------

 COMMON STOCKS -- 84.10%
           BRAZIL -- 5.28%
    25,641 +Globo Cabo S.A. ADR...................................    $ 166,666
    37,100 Tele Centro Oeste Celular Participacoes S.A. ADR.......      300,139
     4,500 Telemig Celular Participacoes S.A. ADR.................      180,225
                                                                      ---------
                                                                        647,030
                                                                      ---------
           CHILE -- 2.97%
     6,610 +Cia de Telecomunicaciones de Chile S.A. ADR...........       87,252
     6,646 Vina Concha Y Toro S.A. ADR............................      276,806
                                                                      ---------
                                                                        364,058
                                                                      ---------
           CHINA -- 11.21%
 1,174,000 Brilliance China Automotive Holdings Ltd. .............      342,425
    12,570 +China Mobile (Hong Kong) Ltd. ADR.....................      276,666
 1,208,000 +China Southern Airlines Co., Ltd. ....................      329,111
    20,030 Huaneng Power International, Inc. ADR..................      425,838
                                                                      ---------
                                                                      1,374,040
                                                                      ---------
           EGYPT -- 0.65%
    25,000 +,@Orascom Telecommunications GDR......................       79,375
                                                                      ---------
           GREECE -- 1.81%
     4,200 Alpha Credit Bank S.A..................................      108,441
     8,470 Hellenic Telecommunications Organization S.A...........      113,068
                                                                      ---------
                                                                        221,509
                                                                      ---------
           HONG KONG -- 4.79%
   103,500 Asia Satellite Telecommunications Holdings Ltd. .......      185,111
   437,257 Dazhong Transportation Co., Ltd. ......................      401,839
                                                                      ---------
                                                                        586,950
                                                                      ---------
           INDIA -- 4.68%
    19,520 ICICI Ltd. ADR.........................................      229,360
     5,336 +Satyam Infoway Ltd. ADR...............................       16,175
    32,200 +The India Fund, Inc. .................................      328,118
                                                                      ---------
                                                                        573,653
                                                                      ---------
           INDONESIA -- 1.30%
    34,300 PT Telekomunikasi Indonesia ADR........................      159,495
                                                                      ---------

                                                                    Value (Note
  Shares                                                                1)
 ---------                                                          -----------

 COMMON STOCKS -- (continued)
           ISRAEL -- 0.05%
     9,000 +Tioga Technologies Ltd. .............................    $   5,625
                                                                     ---------
           MEXICO -- 11.37%
     6,100 +America Movil S.A. de C.V., Class L, ADR.............       89,365
   317,100 Grupo Financiero Banamex Accival S.A. de C.V., Class
           O.....................................................      551,915
     6,950 +Grupo Televisa S.A. GDR..............................      232,199
     6,100 Telefonos de Mexico S.A., Class L, ADR................      192,394
   141,300 Wal-Mart de Mexico S.A. de C.V., Series V.............      327,911
                                                                     ---------
                                                                     1,393,784
                                                                     ---------
           RUSSIA -- 6.78%
     7,200 OAO Lukoil Holding ADR................................      267,840
    32,820 RAO Unified Energy Systems ADR........................      328,200
    51,130 Rostelecom ADR........................................      235,198
                                                                     ---------
                                                                       831,238
                                                                     ---------
           SOUTH AFRICA -- 7.43%
    56,500 +Dimension Data Holdings plc..........................      228,745
       816 Edgars Consolidated Stores Ltd. ......................        2,140
        10 Metro Cash & Carry Ltd. ..............................            1
    17,950 Nedcor Ltd. ..........................................      304,552
   179,000 Old Mutual plc........................................      375,727
                                                                     ---------
                                                                       911,165
                                                                     ---------
           SOUTH KOREA -- 8.17%
    11,738 Korea Telecom Corp. ADR...............................      272,556
    17,700 LG Cable Ltd..........................................      162,361
     2,500 Samsung Electronics...................................      390,978
    11,585 SK Telecom Co., Ltd. ADR..............................      175,860
                                                                     ---------
                                                                     1,001,755
                                                                     ---------
           TAIWAN -- 12.17%
    50,960 Hon Hai Precision Industry Co., Ltd. .................      312,762
    93,533 President Chain Store Corp............................      265,605
    61,050 +Ritek, Inc...........................................      152,858
    70,200 Sunplus Technology Co., Ltd...........................      372,971
    67,600 Synnex Technology International Corp..................      145,521
    89,600 +Taiwan Semiconductor Manufacturing Co................      242,125
                                                                     ---------
                                                                     1,491,842
                                                                     ---------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Emerging Markets Fund -- (continued)



                                                                        Value
   Shares                                                             (Note 1)
 ----------                                                          -----------

 COMMON STOCKS -- (continued)
            THAILAND -- 2.65%
     60,900 BEC World Public Co., Ltd. (Foreign)..................   $   324,872
                                                                     -----------
            TURKEY -- 1.28%
    224,560 @Akbank T.A.S. ADR....................................       157,192
                                                                     -----------
            UNITED STATES -- 1.51%
     61,820 +StarMedia Network, Inc...............................       185,460
                                                                     -----------
            TOTAL COMMON STOCKS (Cost $11,745,504)................    10,309,043
                                                                     -----------
 PREFERRED STOCKS -- 8.20%
            BRAZIL -- 8.20%
 45,912,000 Banco Bradesco S.A. ..................................       247,658
  5,729,000 Banco do Estado de Sao Paulo S.A. ....................       248,574
  3,020,550 Banco Itau S.A. ......................................       236,046
     12,600 Petrobras S.A. .......................................       272,855
                                                                     -----------
            TOTAL PREFERRED STOCKS (Cost $1,031,205)..............     1,005,133
                                                                     -----------

 Principal                                                             Value
  Amount                                                             (Note 1)
 ---------                                                          -----------

 REPURCHASE AGREEMENT -- 7.86%
           UNITED STATES -- 7.86%
  $963,000 #Agreement with Chase Securities, Inc. Government
           Dealership 4.90%, dated 03/30/01, due 04/02/01
           (Cost $963,000).......................................   $   963,000
                                                                    -----------

TOTAL INVESTMENTS (Cost $13,739,709*)...................... 100.16% $12,277,176

OTHER ASSETS & LIABILITIES (NET)...........................  (0.16)    (19,589)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $12,257,587
                                                            ======  ===========

--------
* -- For Federal income tax purposes, the tax basis of investments aggregates $13,775,826.
+   -- Non-income producing
@   -- Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, these securities amounted to $236,567 or 1.93% of net assets.
# -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

 At March 31, 2001, sector diversification of the Fund's investment portfolio was as follows:

                                                             % of
                                                             Net      Market
  Sector Diversification (Unaudited)                        Assets     Value
  ----------------------------------                        ------  -----------
  Financials...............................................  17.43% $ 2,136,294
  Telecommunication Services...............................  14.21    1,742,499
  Consumer Discretionary...................................  13.37    1,638,662
  Information Technology...................................  13.32    1,633,389
  Consumer Staples.........................................  10.38    1,272,163
  Energy...................................................   7.89      966,533
  Repurchase Agreement.....................................   7.86      963,000
  Consumer Cyclical........................................   5.56      681,237
  Utilities................................................   5.45      667,920
  Mutual Fund..............................................   2.68      328,118
  Industrials..............................................   1.32      162,361
  Technology...............................................   0.69       85,000
                                                            ------  -----------
  Total Investments........................................ 100.16% $12,277,176
  Other Assets and Liabilities (Net).......................  (0.16)     (19,589)
                                                            ------  -----------
  Net Assets............................................... 100.00% $12,257,587
                                                            ======  ===========

                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Fund currently offers shares in nineteen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for International Fund, Latin America Fund, Pacific/Asia Fund, Pan European Fund and Emerging Markets Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Portfolios does not anticipate that the adoption of the Guide will have a significant effect on the Portfolios' financial statements. The financial statements for the remaining portfolios of Excelsior Fund and for Excelsior Tax-Exempt Funds, Inc., are presented separately.

  (a) Portfolio valuation:

    Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded. Securities for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by Excelsior Fund's Board of Directors. Investments in securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there was no recent sale, at the last current bid quotation.

    Investments in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors. Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

    Forward foreign currency exchange contracts: The Portfolios' participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities.

    Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

  (c) Repurchase Agreements:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

    If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (d) Dividends and distributions to shareholders:

    Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (e) Federal Taxes:

    It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    Net realized and unrealized gains of the Portfolios derived in some countries are subject to certain non-U.S. taxes.

    At March 31, 2001, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                      Expiration Date March 31,
                                  ----------------------------------
                                     2007        2008        2009       Total
                                  ----------- ----------- ---------- -----------
   International Fund............         --          --         --          --
   Latin America Fund............ $13,788,000 $16,461,000        --  $30,249,000
   Pacific/Asia Fund.............  10,077,000         --  $4,613,000  14,690,000
   Pan European Fund.............         --          --         --          --
   Emerging Markets Fund.........     303,000   1,975,000    612,000   2,890,000

    To the extent that such carryforwards are utilized, no capital gains distributions will be made. During the year ended March 31, 2001, Latin America Fund utilized capital loss carryforwards for Federal Tax purposes totaling approximately $53,000.

    Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. International Fund, Latin America Fund and Pacific/Asia Fund incurred, and expect to defer, net currency losses of approximately $33,000, $7,000 and $60,000, respectively, for the year ended March 31, 2001. In addition, Pacific/Asia Fund incurred, and expects to defer, net capital losses of approximately $5,309,000 for the year ended March 31, 2001.

    At March 31, 2001, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

                                       Tax Basis     Tax Basis    Net Unrealized
                                       Unrealized    Unrealized    Appreciation
                                      Appreciation (Depreciation) (Depreciation)
                                      ------------ -------------- --------------
   International Fund................ $17,081,539   $(72,707,893)  $(55,626,354)
   Latin America Fund................   1,528,119     (3,293,488)    (1,765,369)
   Pacific/Asia Fund.................     995,380     (9,161,223)    (8,165,843)
   Pan European Fund.................  10,731,328    (26,215,425)   (15,484,097)
   Emerging Markets Fund.............   1,404,283     (2,902,933)    (1,498,650)

  (f) Expense Allocation:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2. Investment Advisory Fee, Administration Fee and Related Party Transactions:

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1% of the average daily net assets of each of the International Fund, Latin America Fund, Pacific/Asia Fund, Pan European Fund and 1.25% of the average daily net assets of the Emerging Markets Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

  U.S. Trust Company, J.P. Morgan Investor Services Co., (formerly Chase Global Funds Services Company) a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the annual rate of .20% of the average daily net assets of each Portfolio. For the year ended March 31, 2001, administration fees charged by U.S. Trust Company were as follows:

   International Fund.................................................. $401,021
   Latin America Fund..................................................   19,896
   Pacific/Asia Fund...................................................   60,465
   Pan European Fund...................................................  155,207
   Emerging Markets Fund...............................................   12,882

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2001, to the extent necessary to keep total operating expenses from exceeding 1.50% of each of International Fund's, Pacific/Asia Fund's and Pan European Fund's average daily net assets. With regard to Latin America Fund and Emerging Markets Fund, through July 31, 2000, U.S. Trust voluntarily agreed to waive fees and reimburse expenses to the extent necessary to maintain an annual expense ratio of not more than 1.67% and 1.65%, respectively. Effective August 1, 2000, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2001, to the extent necessary to keep total operating expenses from exceeding 1.70% of each of Latin America Fund's and Emerging Markets Fund's average daily net assets. U.S. Trust has extended the above contractual agreements for each Portfolio through the fiscal year ending March 31, 2002.

  For the year ended March 31, 2001, U.S. Trust waived investment advisory fees totaling $8,178, $27,501 and $43,964 for the Latin America Fund, Pacific/Asia Fund and Emerging Markets Fund, respectively, pursuant to the above limitations. No reimbursement of investment advisory fees was required for the International Fund or the Pan European Fund.

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative servicing fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative servicing fees paid to affiliates of U.S. Trust amounted to $694,412 for the year ended March 31, 2001. Through July 31, 2000, U.S. Trust and the Administrators voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative servicing fee expense (including fees paid to affiliates of U.S. Trust) by such Portfolio. Effective August 1, 2000, U.S Trust has voluntarily agreed to continue waiving investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative servicing fees expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2001, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative servicing fees for the Portfolios as set forth below:

                                                           U.S.
                                                          Trust   Administrators
                                                         -------- --------------
   International Fund................................... $516,076     $  810
   Latin America Fund...................................   42,152        766
   Pacific/Asia Fund....................................   80,010      1,667
   Pan European Fund....................................  114,508      2,215
   Emerging Markets Fund................................   13,693        --

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000. Each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee.

3. Purchases and Sales of Securities:

  For the year ended March 31, 2001, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                        Purchases      Sales
                                                       ------------ ------------
   International Fund................................. $216,987,510 $212,186,782
   Latin America Fund.................................    8,481,615    3,014,131
   Pacific/Asia Fund..................................   44,963,355   66,086,559
   Pan European Fund..................................   65,365,198   82,806,613
   Emerging Markets Fund..............................    5,483,574    3,722,523

4. Common Stock:

  Excelsior Fund currently has authorized capital of 35 billion shares of Common Stock, 31.375 billion of which is currently classified to represent interests in one of nineteen separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 375 million shares of the International Fund and 500 million shares each of the Latin America Fund, Pacific/Asia Fund, Pan European Fund and Emerging Markets Fund.

  Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors.

  A redemption fee of 2% of the value of the shares redeemed or exchanged was implemented effective June 1, 2000, and is imposed on shares in a Portfolio redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Portfolios or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Portfolios.

                                          International Fund
                          ------------------------------------------------------
                                 Year Ended                  Year Ended
                                  03/31/01                    03/31/00
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
                          -----------  -------------  -----------  -------------
Sold....................   33,933,023  $ 524,777,406   30,061,970  $ 485,999,199
Issued as reinvestment
 of dividends...........      104,221      1,539,976        3,974         69,436
Redeemed................  (31,991,754)  (495,077,945) (22,539,087)  (355,769,609)
Redemption Fee..........          --         325,999          --             --
                          -----------  -------------  -----------  -------------
Net Increase............    2,045,490  $  31,565,436    7,526,857  $ 130,299,026
                          ===========  =============  ===========  =============

                                          Latin America Fund
                          ------------------------------------------------------
                                 Year Ended                  Year Ended
                                  03/31/01                    03/31/00
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
                          -----------  -------------  -----------  -------------
Sold....................    2,441,056  $  15,021,852    5,697,656  $  31,220,269
Issued as reinvestment
 of dividends...........          --             --        16,775         86,729
Redeemed................   (1,564,028)    (9,559,110)  (5,394,990)   (29,054,475)
Redemption Fee..........          --          50,268          --             --
                          -----------  -------------  -----------  -------------
Net Increase............      877,028  $   5,513,010      319,441  $   2,252,523
                          ===========  =============  ===========  =============

                                           Pacific/Asia Fund
                          ------------------------------------------------------
                                 Year Ended                  Year Ended
                                  03/31/01                    03/31/00
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
                          -----------  -------------  -----------  -------------
Sold....................    7,461,911  $  69,179,922   20,605,277  $ 193,006,185
Issued as reinvestment
 of dividends...........       29,245        204,630          --             --
Redeemed................  (10,078,584)   (90,500,794) (17,398,826)  (169,375,018)
Redemption Fee..........          --         180,926          --             --
                          -----------  -------------  -----------  -------------
Net Increase (Decrease).   (2,587,428) $ (20,935,316)   3,206,451  $  23,631,167
                          ===========  =============  ===========  =============

                                          Pan European Fund
                         -------------------------------------------------------
                                Year Ended                   Year Ended
                                 03/31/01                     03/31/00
                         --------------------------  ---------------------------
                           Shares        Amount         Shares        Amount
                         -----------  -------------  ------------  -------------
Sold....................  11,124,477  $ 141,146,394    17,951,587  $ 233,776,474
Issued as reinvestment
 of dividends...........      96,897      1,294,257        97,037      1,222,733
Redeemed................ (11,635,186)  (147,185,352)  (18,544,702)  (238,522,897)
Redemption Fee..........         --         274,334           --             --
                         -----------  -------------  ------------  -------------
Net (Decrease)..........    (413,812) $  (4,470,367)     (496,078) $  (3,523,690)
                         ===========  =============  ============  =============
                                        Emerging Markets Fund
                         -------------------------------------------------------
                                Year Ended                   Year Ended
                                 03/31/01                     03/31/00
                         --------------------------  ---------------------------
                           Shares        Amount         Shares        Amount
                         -----------  -------------  ------------  -------------
Sold....................   1,185,871  $   6,082,160     1,422,216  $   9,011,110
Issued as reinvestment
 of dividends...........         --             --            104            494
Redeemed................    (760,770)    (4,136,308)     (420,946)    (2,568,142)
Redemption Fee..........         --              40           --             --
                         -----------  -------------  ------------  -------------
Net Increase............     425,101  $   1,945,892     1,001,374  $   6,443,462
                         ===========  =============  ============  =============

5. Organization Costs:

  Excelsior Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

6. Line of Credit:

  The Portfolios and other affiliated funds participate in a $25 million ($250 million prior to February 28, 2001) unsecured line of credit provided by The Chase Manhattan Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2001, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors of
Excelsior Funds, Inc.

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International, Latin America, Pacific/Asia, Pan European, and Emerging Markets Funds (five of the portfolios constituting the Excelsior Funds, Inc.) (the "Funds") as of March 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International, Latin America, Pacific/Asia, Pan European, and Emerging Markets Funds at March 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                /s/ ERNST & YOUNG LLP
Boston, Massachusetts
May 15, 2001

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 2001, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:

                                                 Dividends     20%      Foreign
                                                 Received   Long-Term     Tax
Fund                                             Deduction Capital Gain  Credit
----                                             --------- ------------ --------
International Fund..............................    --     $16,533,000  $324,000
Latin America Fund..............................    --             --     12,000
Pacific/Asia Fund...............................   0.05%           --     52,000
Pan European Fund...............................    --      16,165,000   175,000
Emerging Markets Fund...........................    --             --      9,000


  In addition, for the year ended March 31, 2001, gross income derived from sources within foreign countries approximately amounted to the following:

                                                                  Foreign Source
Fund                                                                  Income
----                                                              --------------
International Fund...............................................   $3,585,000
Latin America Fund...............................................      705,000
Pacific/Asia Fund................................................      516,000
Pan European Fund................................................    1,670,000
Emerging Markets Fund............................................      145,000

  For the year ended March 31, 2001, the percentage of income earned from direct treasury obligations for the Latin America Fund was 1.00%.